UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2021

GENPACT LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-33626	98-0533350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 298-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the anticipated filing by Genpact Limited (the “Company”) of a Post-Effective Amendment to its Registration Statement on Form S-3 for the purpose of adding Genpact USA, Inc. (“Genpact USA”) as an issuer of debt securities and guarantees of debt securities, the Company is providing supplemental guarantor financial information reflecting such addition.

The supplemental guarantor financial information is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Supplemental Guarantor Financial Information for Genpact Limited as of and for the fiscal year ended December 31, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 23, 2021	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary